Metropolitan West Funds

Supplement dated September 27, 2021 to the

Statement of Additional Information dated July 29, 2021 (the “SAI”)

For current and prospective investors in the Metropolitan West ESG Securitized Fund (the “Fund”)

The following disclosure is added as a new second paragraph under the heading “MORTGAGE-RELATED SECURITIES” in the SAI on page 30:

The ESG Securitized Fund will consider the full notional market value of its net agency MBS TBA contracts for purposes of its principal investment strategy to invest at least 80% of its net assets according to the Adviser’s ESG criteria, as described in the prospectus for the Fund. While the underlying pools of agency MBS TBA contracts may not be known at the time of commitment, because the underlying assets of the agency MBS TBA contracts are issued by Ginnie Mae, Fannie Mae, or Freddie Mac, such agency MBS TBA contracts are considered to meet the Adviser’s positive-screening environmental, social and governance (“ESG”) criteria due to those entities’ (social) mandates to provide liquidity, stability and affordability to the mortgage market.

Please retain this Supplement with your Prospectus for future reference.